UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55782 (Commission File Number)	32-0506267 (I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois		60523
(Address of principal executive offices)		(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “may,” “could,” “should,” “expect,” “intend,” “plan,” “goal,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “variables,” “potential,” “continue,” “expand,” “maintain,” “create,” “strategies,” “likely,” “will,” “would” and variations of these terms and similar expressions indicate forward-looking statements.  These forward-looking statements reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not factual or guarantees of future performance, and we caution stockholders not to place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to risks related to blind pool offerings, best efforts offerings, use of short-term financing, borrower defaults, changing interest rates, the effects of the COVID-19 pandemic, particularly on hospitality and retail properties, including our hotel, and on related mortgage loans and securities, and other risks detailed in the Risk Factors section in our most recent Annual Report on Form 10-K and in subsequent filings on Form 10-Q as filed with the Securities and Exchange Commission and made available on our website.  Forward-looking statements reflect our management’s view only as of the date they are made and may ultimately prove to be incorrect. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results except as required by applicable law. We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 6, 2021, InPoint Commercial Real Estate Income, Inc. (the “Company”), through its wholly owned subsidiary, InPoint JPM Loan, LLC (the “Seller”), entered into an agreement extending the maturity date (the “Extension Agreement”) of its Uncommitted Master Repurchase Agreement dated as of May 6, 2019, with JPMorgan Chase Bank, National Association (the “Buyer”), as amended (the “MRA” or the “JPM Repo Facility”). The Extension Agreement extends the maturity date of the MRA to May 6, 2022.

The JPM Repo Facility provides up to $150 million in advances that the Company uses to finance the acquisition or origination of eligible loans and participation interests therein. The JPM Repo Facility acts in the manner of a revolving credit facility that can be repaid as the Company’s assets are paid off and re-drawn as advances against new assets.

In connection with the JPM Repo Facility, the Company entered into a Guarantee Agreement dated May 6, 2019 (the “Guarantee”), under which the Company agreed to guarantee certain obligations of the Seller under the JPM Repo Facility. In connection with the Extension Agreement, the Company as Guarantor acknowledged and confirmed that the Guarantee Agreement remains in full force and effect and reaffirmed its obligations under the Guarantee Agreement.

The descriptions set forth above are qualified in their entirety by reference to the disclosures regarding the JPM Repo Facility and Guarantee in the Current Report on Form 8-K filed by the Company on May 7, 2019 and under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Repurchase Agreements – Commercial Mortgage Loans” beginning on p. 62 of the Annual Report on Form 10-K filed by the Company on March 19, 2021, which disclosures are incorporated herein, and by reference to the MRA, the Guarantee and the Extension agreement, copies of which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, the full text of each of which is incorporated herein.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1

Uncommitted Master Repurchase Agreement, dated as of May 6, 2019, by and between JPMorgan Chase Bank, National Association and InPoint JPM Loan, LLC (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed May 7, 2019 and incorporated by reference)

10.2

Guarantee Agreement, dated as of May 6, 2019, by InPoint Commercial Real Estate Income, Inc. in favor JPMorgan Chase Bank, National Association (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed May 7, 2019 and incorporated by reference)

10.3

Agreement dated May 6, 2021, between InPoint JPM Loan LLC, a Delaware limited liability company, and InPoint Commercial Real Estate Income, Inc. and JPMorgan Chase Bank, National Association, a national banking association, extending the maturity date of the Master Repurchase Agreement and reaffirming the Guarantee of InPoint Commercial Real Estate Income, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

Date:	May 12, 2021	By:	/s/ Catherine L. Lynch
Catherine L. Lynch
Chief Financial Officer